UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   ----------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                   ----------


       Date of Report (Date of earliest event reported): January 31, 2005


                           COMMUNITY BANKSHARES, INC.




Incorporated under the      Commission File No. 000-22054     I.R.S. Employer
laws of South Carolina                                        Identification No.
                                                                  57-0966962




                              791 Broughton Street

                        Orangeburg, South Carolina 29115

                             Telephone: 803-535-1060


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







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Section 5 - Corporate Governance and Management

Item 5.02 - Departure of Directors or Principal Officers; Election of Directors, Appointment of Principal Officers.

(b) Effective January 31, 2005, the following persons resigned as voting members of the Registrant's Board of Directors: William W. Traynham, William A. Harwell, Robert B. Smith, Michael A. Wolfe, A. Wade Douroux, and Keith W. Buckhouse. The resignations were in connection with a restructuring of the Registrant's corporate governance and were not a result of any disagreement with the Registrant. Mr. Traynham continues to serve as president of the Registrant, and each of Messrs. Harwell, Smith, Wolfe, Douroux and Buckhouse continues to serve as a president of one of the Registrant's subsidiaries. Pursuant to changes in the Registrant's bylaws described below, each of the resigning directors will also serve as a non-voting ex officio director of the Regiatrant.

(d) Samuel L. Erwin, age 36, who was appointed by Registrant's Board of Directors on December 27, 2004 to be the Registrant's Chief Executive Officer, effective January 1, 2005, was elected to the Registrant's Board of Directors by such Board of Directors on January 31, 2005. The description of the employment agreement entered into as of January 1, 2005 between the Registrant and Mr. Erwin, which was set forth in a Form 8-K filed January 3, 2005, is incorporated herein by reference.

Item 5.03 - Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective January 31, 2005, the Board of Directors of the Registrant amended several sections of the Registrant's bylaws and added several new sections. The bylaws, as amended, are included with this filing as
         Exhibit 3.2.

         A brief description of the amendments follows:

          o    Article II - Section 4,  Article III - Section 3 and Article IV -
               Section 4 have each been amended to change the term "president" to "chief executive officer."
          o Article VII - Section 1 and Article VIII - Section 1 have each been amended to add "chief executive officer" to the officers listed.
          o Article II - Section 7 - the last sentence has been amended to reflect that all other matters to be voted on will be approved if the votes cast in favor of the action exceed the votes cast opposing the action. This section previously provided that all other matters would be determined by a majority of the shares present and voting on the matter.
          o    Article II - Sections 10 and 11 are new.
          o    Article III - Sections 4, 5 and 6 are new.
          o    Article IV - Section 5 - the last sentence is new.
          o Article V - Section 1 - the language "or in any other manner permitted by law" at the end of the first sentence is new.
          o    Article VI - Sections 6, 7, 8 and 9 are new.
          o Article IX - Section 2 - the first sentence of the prior version of the bylaws, which required that information about bylaw changes made by the Board of Directors be provided with the next notice of meeting of shareholders, has been deleted.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

         (c) Exhibits.

                  3.2      Amended Bylaws

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      COMMUNITY BANKSHARES, INC.

                                      (Registrant)



Date:  February 3, 2005               By: /s/ William W. Traynham
                                      -----------------------------------------
                                      William W. Traynham
                                      President and Chief Financial Officer






























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                                  EXHIBIT INDEX

Exhibit 3.2       Amended Bylaws








































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